SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 14, 2000



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19278                    13-3357370
(State or other jurisdiction      (Commission file           (IRS Identification
     of incorporation)                 Number)                       No.)


        51 James Way, Eatontown, New Jersey                      07724
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                              Item 5. Other Events


On February 14, 2000, Osteotech, Inc. reported that it has entered into an agreement with Spinal Concepts, Inc. to co-promote Osteotech's Grafton(R) Demineralized Bone Matrix (DBM) with Spinal Concepts' InFix(R) Interbody Fusion System for the treatment of degenerative disc disease of the lumbar spine. This agreement provides for the combination of Grafton(R) DBM, the most widely used off-the-shelf bone grafting material in the world, with the InFix(R) Interbody Fusion System, currently undergoing IDE clinical trials at numerous centers around the US. As a first step, the companies will work together to help Spinal Concepts gain regulatory approval through completion of a prospective, randomized clinical trial of patients followed for a period of two years. Osteotech will help support the study through a series of milestone payments.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 17, 2000


                                               OSTEOTECH, INC.
                                         --------------------------
                                               (Registrant)


                                         By:  /s/ Michael J. Jeffries
                                             ----------------------------
                                             MICHAEL J. JEFFRIES
                                             Executive Vice President,
                                             Chief Financial Officer
                                             and Secretary